Intangible Assets - Total Intangible Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Intangible Assets
Gross	$ 3,374	$ 2,781	$ 527
Accumulated Amortization	(770)	(489)	(17)
Net	$ 2,604	$ 2,292	$ 510